TO THE STOCKHOLDERS

     We are pleased to provide you with Seligman Select Municipal Fund's 1995 Annual Report.

     During each of the past three months, your Fund paid Common Stockholders federally tax-free monthly dividends of $0.07 per share, which brings total dividends for the year to $0.84. The annualized distribution rate based on current market price was 6.72% at December 31, which is equivalent to a taxable yield of 11.13% based on the maximum federal tax rate of 39.6%.

     Preferred Stockholders were paid dividends at annual rates ranging from 3.79% to 4.05%. Earnings on your Fund's assets in excess of the preferred dividend requirements constituted dividend income for Common Stockholders.

     At December 31, your Fund's net asset value was $12.51 per share, compared to $11.54 a year ago, and your Fund's market price was $12.50 per share, compared to $10.50 a year ago. Total return based on net asset value for the 12-month period was 17.09% and based on market price was 28.58%. (Total return assumes that distributions paid are reinvested in additional shares.)

     During the first half of 1995, the Federal Reserve Board (FRB) continued to pursue restrictive monetary policy, raising the federal funds rate once again on February 1, 1995. Market participants were encouraged by the FRB action and the bond market rally intensified. Long-term yields continued to trend lower through the first and second quarters in response to consistent reports of economic weakness.

     The municipal bond market, however, began to underperform the US Treasury market during the second quarter as investors increasingly focused on tax reform legislation. At the same time, the lower yields caused a pick-up in municipal new issue supply, putting additional pressure on the municipal market.

     In July, the FRB, prompted by a slowing economy, voted to lower the federal funds rate to lessen the risk of a recession. However, subsequent economic reports proved surprisingly robust, prompting speculation that the economy was not as weak as believed. Long-term yields temporarily reversed their decline but by mid-August, signs of strength had abated and interest rates resumed their decline.

     Concerns regarding tax reform legislation continue to impact the performance of the municipal market as investors demand higher yields on municipal securities as compensation. This uncertainty most likely will persist throughout 1996, with municipal bonds remaining at historically cheap levels compared with US Treasury Bonds.

     We thank you for your continued confidence in Seligman Select Municipal Fund and look forward to serving your investment needs in the future.

By order of the Board of Directors,

/s/ William C. Morris
William C. Morris
Chairman

/s/ Thomas G. Moles
Thomas G. Moles
President

February 2, 1996

YOUR PORTFOLIO MANAGER

Thomas G. Moles is a Managing Director of J. & W. Seligman & Co. Incorporated, as well as President and Senior Portfolio Manager of Seligman Select Municipal Fund and Seligman Quality Municipal Fund, and Vice President and Senior Portfolio Manager of the Seligman Tax-Exempt mutual funds, which include 19 separate portfolios. Mr. Moles, who has more than 23 years of experience, is responsible for approximately $2 billion in tax-exempt securities and has spearheaded Seligman's tax-exempt efforts since joining the firm in 1983. Mr. Moles is supported by a team of seasoned research and trading professionals who assist him in selecting securities in accordance with your Fund's objective.

INVESTMENT  STRATEGY

"Given the generally positive outlook for interest rates in 1995, Seligman Select Municipal Fund remained fully invested in long-term municipal bonds
throughout  the  year.   Consistent  with  our  interest  rate expectations,
we began to reduce holdings of prerefunded bonds. These are defensive bonds that are used to minimize principal loss during periods of rising interest rates. When yields are falling, as they did throughout most of 1995, prerefunded bonds will limit a portfolio's upside potential.

"New purchases were concentrated in long-term, current coupon bonds. Had Seligman Select purchased more discount bonds, market appreciation would have been greater. However, we believed that enough of a downside risk existed in the market to justify avoiding too aggressive a strategy."

ECONOMIC FACTORS AFFECTING SELIGMAN SELECT MUNICIPAL FUND

"Throughout 1995, the bond market experienced a sustained rally--a direct result of efforts by the Federal Reserve Board to slow the economy and contain the rate of inflation. The dramatic decline in long-term rates that characterized most of 1995 resulted in double-digit total returns for the majority of long-term municipal bond funds, including Seligman Select."

OUTLOOK FOR THE YEAR AHEAD

"Tax reform legislation will continue to influence the performance of the municipal market until either tax reform is abandoned as an issue, or legislation is enacted, ending speculation about the impact on municipal securities. In the interim, investors will continue to demand higher yields on municipal bonds. For investors who are comfortable with a period of uncertainty, long-term municipal bonds offer a substantial yield advantage, on an after-tax basis, when compared with taxable bonds.

"Additionally, the supply of new municipal issues is expected to vary little from the $155 billion issued in 1995. However, it is estimated that principal redemptions will range between $140-150 billion. As a result, the supply of outstanding municipals should remain essentially unchanged, which will help to stabilize the market during periods of volatility."

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------
                           FACE                                                     RATINGS
STATE                     AMOUNT              MUNICIPAL BONDS                     MOODY'S/S&P+    MARKET VALUE
--------------------------------------------------------------------------------------------------------------
ALASKA-- 4.5%          $10,000,000      Alaska Housing Finance Corp.
                                          (Collateralized Home Mortgage Rev.),
                                          7.65% due 6/1/2024 ....................    Aaa/AAA     $ 10,708,800

ARIZONA-- 0.9%           2,000,000      Phoenix Street and Highway User Rev.,
                                          6 1/2% due 7/1/2009 ...................    NR/AA          2,149,300

CALIFORNIA-- 2.7%        6,000,000      San Joaquin Hills Transportation Corridor
                                          Agency Senior Lien Toll Road Rev.
                                          (Orange County), 6 3/4% due 1/1/2032...    NR/NR          6,365,220

DELAWARE-- 3.1%          6,500,000      Delaware Economic Development Authority
                                          Exempt Facilities Rev.(Delmarva Power
                                          and Light Co. Project), 7.60% due
                                          3/1/2020* .............................    Aaa/AAA        7,342,205

DISTRICT OF                             METROPOLITAN WASHINGTON, D.C. AIRPORTS
  COLUMBIA-- 7.8%        9,000,000        Authority Airport System Rev., 7.60% due
                                          10/1/2014* ............................    A1/AA-        10,088,280

                         7,500,000      District of Columbia G.O.'s, 7 1/2% due
                                          6/1/2009 ..............................    Aaa/AAA        8,441,850

FLORIDA-- 8.0%           5,700,000      Brevard County Utility Rev., 7 3/8%
                                          due 3/1/2014 ..........................    Aaa/AAA        6,215,622

                         1,105,000      Brevard County Utility Rev., 7 3/8%
                                          due 3/1/2014 ..........................    Aaa/AAA        1,197,698

                         3,015,000      Florida Housing Finance Agency (Home
                                          Ownership Rev.), 7.90% due 3/1/2022*...    Aaa/NR         3,189,538

                         3,000,000      Florida Municipal Power Agency Rev.
                                          (St. Lucie Project), 5 1/2% due
                                           10/1/2012 .............................    Aaa/AAA        3,060,270

                         5,150,000      Orange County Housing Finance Authority
                                          (Mortgage  Rev.), 7.80% due 10/1/2022*     Aaa/NR         5,484,596

ILLINOIS-- 2.3%          5,000,000      Chicago O'Hare International Airport
                                          International Terminal Special Rev.,
                                          7 5/8% due 1/1/2010* ..................    Aaa/AAA        5,557,000

INDIANA-- 2.3%           5,000,000      Indiana Employment Development
                                          Commission Environmental Rev. (Public
                                          Service Company of Indiana Inc.),
                                          7 1/2% due 3/15/2015* .................    Aaa/AAA        5,558,150

LOUISIANA-- 5.2%        10,000,000      Louisiana Public Facilities Authority
                                          Hospital Rev. (Southern Baptist
                                          Hospitals, Inc. Project), 8%
                                          due 5/15/2012 .........................    NR/AAA        12,374,200

MASSACHUSETTS-- 3.4%     5,370,000      Massachusetts Housing Finance Agency
                                          (Multi-Family Residential Development
                                          Rev.), 7.65% due 2/1/2028* ............    Aaa/AAA        5,724,366

                         2,125,000      Massachusetts State G.O.'s Consolidated
                                          Loan, 7 3/8% due 12/1/2008 ............    Aaa/AAA        2,359,961

MICHIGAN-- 2.7%          6,000,000      Royal Oak, MI Hospital Finance
                                          Authority Rev. (William Beaumont
                                          Hospital), 6 3/4% due 1/1/2020 ........    Aa/AA          6,445,800

NEBRASKA-- 1.7%          3,835,000      Nebraska Investment Finance Authority
                                          (Single Family Mortgage Rev.),
                                          8 1/8% due 8/15/2038* .................    Aaa/AAA        4,040,940

NEVADA-- 5.6%            7,000,000      Clark County Industrial Development Rev.
                                          (Nevada Power Company Project), 7.80%
                                          due 6/1/2020* .........................    Aaa/AAA        7,896,070

                         5,000,000      Washoe County Water Facility Rev.
                                          (Sierra Pacific Power Company Project),
                                          6.65% due 6/1/2017* ...................    Aaa/AAA        5,438,000

NEW HAMPSHIRE-- 6.0%     6,040,000      New Hampshire Housing Finance Authority
                                          (Single Family Residential Mortgage
                                          Rev.), 7.90% due 7/1/2022* ............    Aa/A+          6,379,327

                         6,950,000      New Hampshire State Industrial
                                          Development Authority Pollution Control
                                          Rev. (The Connecticut Light and Power
                                          Company Project), 7 3/8% due
                                          12/1/2019* ............................    Aaa/AAA        7,766,833



                                       3

PORTFOLIO OF INVESTMENTS (Continued)

---------------------------------------------------------------------------------------------------------------
                           FACE                                                      RATINGS
STATE                     AMOUNT               MUNICIPAL BONDS                     MOODY'S/S&P+    MARKET VALUE
---------------------------------------------------------------------------------------------------------------
NEW JERSEY-- 1.8%      $ 4,060,000      New Jersey Housing & Mortgage Finance
                                          Agency (Home Buyer Rev.), 7.70% due
                                          10/1/2029* ............................    Aaa/AAA     $  4,264,827

NEW YORK-- 7.8%         10,000,000      New York State Energy Research &
                                          Development Authority Electric
                                          Facilities Rev. (Consolidated Edison Co.
                                          NY Inc. Project), 6.10% due 8/15/2020..    Aaa/AAA       10,673,600

                         7,500,000      New York State Thruway Authority
                                          Rev., 6% due 1/1/2025 .................    Aaa/AAA        7,888,800

NEW YORK AND             6,000,000      PORT AUTHORITY OF NEW YORK AND
   NEW JERSEY-- 2.6%                      New Jersey -- 8% due 12/1/2023* .......    Aaa/AAA        6,140,580

OHIO-- 2.9%              6,570,000      Ohio Housing Finance Agency (Single
                                          Family Mortgage Rev.), 7.65% due
                                          3/1/2029* .............................    NR/AAA         6,881,681

PENNSYLVANIA-- 6.9%      2,500,000      Allegheny County Airport Rev. (Greater
                                          Pittsburgh International Airport),
                                          6.80% due 1/1/2010* ...................    Aaa/AAA        2,775,025

                         3,000,000      Lehigh County Industrial Development
                                          Authority Pollution Control Rev.
                                          Pennsylvania Power & Light Company
                                          Project), 6.40% due 11/1/2021 .........    Aaa/AAA        3,221,460

                        10,000,000      Philadelphia, PA Airport Rev.,
                                          6.10% due 6/15/2025*                       Aaa/AAA       10,496,200

SOUTH DAKOTA-- 3.7%      8,315,000      South Dakota Student Loan Corporation
                                          Student Loan Rev., 7 5/8% due
                                          8/1/2006* .............................    Aaa/AAA        8,887,405

TENNESSEE-- 2.8%         6,000,000      Humphreys County Industrial Development
                                          Board Solid Waste Disposal Rev. (E.I.
                                          du Pont de Nemours & Co. Project),
                                          6.70% due 5/1/2024* ...................    Aa3/AA-        6,560,580

TEXAS-- 8.8%            10,000,000      Lower Colorado River Authority Rev.,
                                          6% due 1/1/2017 .......................    Aaa/AAA       10,330,100

                         5,000,000      Matagorda County Navigation District No.
                                          1 Pollution Control Rev. (Houston
                                          Lighting and Power Company Project),
                                          7 7/8% due 11/1/2016* .................    Aaa/AAA        5,258,000

                         5,000,000      Matagorda County Navigation District No.
                                          1 Pollution Control Rev. (Central Power
                                          and Light Co. Project), 7 7/8% due
                                          12/1/2016* ............................    Aaa/AAA        5,273,650

WASHINGTON-- 4.0%        2,000,000      Grant County Public Utility District No.
                                          002 (Priest Rapids Hydroelectric
                                          Development Rev.), 7.70% due
                                          1/1/2018* .............................    A1/A+          2,240,600

                         6,000,000      Snohomish County Public Utility District
                                          Rev., 6% due 1/1/2018 .................    Aaa/AAA        6,228,060

                         1,000,000      Spokane Regional Solid Waste Management
                                          System Rev., 7 3/4% due 1/1/2011*......    Aaa/AAA        1,106,420
                                                                                                 ------------
TOTAL MUNICIPAL BONDS (COST $214,590,110) -- 97.5% ..............................                 232,011,014
SHORT-TERM HOLDINGS (COST $1,800,000) -- 0.8% ...................................                   1,800,000
OTHER ASSETS LESS LIABILITIES -- 1.7% ...........................................                   4,142,463
                                                                                                 ------------
NET INVESTMENT ASSETS-- 100.0%                                                                   $237,953,477
                                                                                                 ============

----------
* Interest income earned from this security is subject to the federal alternative minimum tax.

+ Ratings have not been audited by Deloitte & Touche LLP. See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES                         DECEMBER 31, 1995


ASSETS:
Investments at value:
        Long-term holdings (cost $214,590,110) .....   $232,011,014
        Short-term holdings (cost $1,800,000) ......      1,800,000      $233,811,014
                                                       ------------
                                                                              141,372
Interest receivable ................................................        4,378,597
Expenses prepaid to stockholder service agent ......................           39,100
Other ..............................................................           15,177
                                                                         ------------
TOTAL ASSETS .......................................................      238,385,260
                                                                         ------------

LIABILITIES:
Accrued expenses, taxes, and other .................................          431,783
                                                                         ------------
Net Investment Assets ..............................................      237,953,477
Preferred Stock ....................................................       75,000,000
                                                                         ------------
NET ASSETS FOR COMMON STOCK ........................................     $162,953,477
                                                                         ============
NET ASSETS PER SHARE OF COMMON STOCK (market value $12.50) .........           $12.51
                                                                               ======

COMPOSITION OF NET ASSETS:
Preferred Stock Series A, $.01 par value, liquidation
  preference and asset coverage per share--$100,000
  and $317,271, respectively; shares authorized,
  issued and outstanding--375 ......................................     $ 37,500,000

Preferred Stock Series B, $.01 par value, liquidation
  preference and asset coverage per share--$100,000 and
  $317,271, respectively; shares authorized, issued and
  outstanding--375 .................................................       37,500,000

Common Stock, $.01 par value: shares authorized--49,999,250;
  issued and outstanding--13,023,149 ...............................          130,231
Additional paid-in capital .........................................      143,329,202
Undistributed net investment income ................................        2,073,140
Net unrealized appreciation of investments .........................       17,420,904
                                                                         ------------
NET INVESTMENT ASSETS ..............................................     $237,953,477

                                                                         ============

----------
See notes to financial statements.

STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
Interest .........................................................  $ 15,552,556

Expenses:
Management fee ......................................  $ 1,286,306
Stockholder account, transfer, and
  registrar services ................................      308,628
Preferred stock remarketing fee .....................      187,500
Auditing and legal fees .............................       68,050
Custody and related services ........................       53,226
Stockholder reports and communications ..............       43,145
Stockholders' meeting ...............................       42,466
Directors' fees and expenses ........................       34,278
Miscellaneous .......................................      108,264
                                                       -----------
TOTAL EXPENSES ...................................................    2,131,863
                                                                    -----------
NET INVESTMENT INCOME ............................................   13,420,693*

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ....................    1,237,692
Net change in unrealized appreciation ...............   13,171,520
                                                        ----------
NET GAIN ON INVESTMENTS ..........................................   14,409,212
                                                                    -----------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS                   $27,829,905
                                                                    ===========

----------
* Net investment income available for Common Stock is $10,418,792, which is net of Preferred Stock dividends.
See notes to financial statements.

STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS

                                                      YEAR ENDED DECEMBER 31,
                                                 ------------------------------
                                                      1995              1994
                                                 --------------   -------------
OPERATIONS:
Net investment income ........................    $ 13,420,693     $ 13,660,382
Net realized gain on investments .............       1,237,692          345,488
Net change in unrealized appreciation ........      13,171,520      (21,357,953)
                                                  ------------     ------------
Increase (decrease) in net investment
  assets from operations .....................      27,829,905       (7,352,083)
                                                  ------------     ------------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
  Preferred Stock, Series A
    (per share: $4,004.38 and $2,903.58) .....      (1,501,642)      (1,088,842)
  Preferred Stock, Series B
    (per share: $4,000.69 and $2,907.55) .....      (1,500,259)      (1,090,331)
  Common Stock (per share: $.84 and $.84) ....     (10,926,597)     (10,919,152)
                                                  ------------     ------------
 Total .......................................     (13,928,498)     (13,098,325)

Net realized gain on investments:
  Common Stock (per share: $.096 and $.027) ..      (1,248,854)        (350,970)
                                                  ------------     ------------
Decrease in net investment assets
  from distributions .........................     (15,177,352)     (13,449,295)
                                                  ------------     ------------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued
  for investment plan (88,591 and 94,425 shares)     1,069,268        1,110,989
Value of shares of Common Stock issued
  in payment of gain distribution
  (16,144 and 5,318 shares) ..................         200,250           57,488
Cost of shares purchased for investment plan
  (88,200 and 78,800 shares) .................      (1,068,255)        (912,503)
                                                  ------------     ------------
Increase in net investment assets from capital
  share transactions .........................         201,263          255,974
                                                  ------------     ------------
Increase (decrease) in net investment assets .      12,853,816      (20,545,404)

NET INVESTMENT ASSETS:
Beginning of year ............................     225,099,661      245,645,065
                                                  ------------     ------------
End of year (including undistributed net
  investment income of $2,073,140
  and $2,580,945) ............................    $237,953,477     $225,099,661
                                                  ============     ============

----------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. All tax-exempt securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with pro-cedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d.   Dividends  and  distributions   paid  by  the  Fund  are  recorded  on  the
     ex-dividend date.

e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2.   Purchases  and  sales  of  portfolio   securities,   excluding   short-term
investments, for the year ended December 31, 1995, amounted to $33,835,610, and $29,880,856, respectively.

     At December 31, 1995, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $17,458,649 and $37,745, respectively.

3. Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two separate asset maintenance tests after giving effect to such distributions.

     The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 1995, 88,200 shares were purchased in the open market at a cost of $1,068,255, which represented a weighted average discount of 1.28% from the net asset value of those acquired shares. A total of 89,122 shares were issued to Plan participants during the period for proceeds of $1,078,303, a discount of 1.18% from the net asset value of those shares.

4. The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock.

     The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends.

     Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and typically are reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.

     The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. J.& W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund's daily net assets.

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost, $256,524 for stockholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

     Fees of $16,000 were incurred by the Fund for the legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1995, of $39,453 is included in other liabilities. Deferred fees and related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

6. Following is a summary of unaudited quarterly results of operations, in thousands of dollars except for per share amounts:

                                                FOR QUARTERS ENDED IN THE YEAR 1995
                                            ----------------------------------------------
                                            MARCH 31   JUNE 30   SEPTEMBER 30  DECEMBER 31
                                            --------   -------   ------------  -----------
Total investment income ................     $3,956    $3,902       $3,799      $3,896
Net Investment income for Common Stock .     $2,586    $2,664       $2,525      $2,644
  Per Common Share .....................       $.20      $.20         $.20        $.20

Net realized and unrealized investment
  gain (loss) ..........................     $7,555    $1,407       $1,503      $3,944
  Per Common Share .....................       $.58      $.11         $.12        $.30

                                                FOR QUARTERS ENDED IN THE YEAR 1995
                                            ----------------------------------------------
                                            MARCH 31   JUNE 30   SEPTEMBER 30  DECEMBER 31
                                            --------   -------   ------------  -----------

Total investment income ................     $4,045    $3,806       $4,050       $3,856
Net Investment income for Common Stock .     $3,017    $2,825       $2,915       $2,724
  Per Common Share .....................       $.23      $.22         $.22         $.21
Net realized and unrealized investment
  loss .................................   $(12,374)  $(1,150)     $(1,747)     $(5,741)
  Per Common Share .....................      $(.95)    $(.09)       $(.13)       $(.44)

FINANCIAL HIGHLIGHTS

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the Fund's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount.

     The total investment return based on market value measures the Fund's performance assuming investors purchased Fund shares at market value as of the beginning of the period, reinvested dividends and capital gains paid as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value per share on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares. The total investment return based on net asset value is similarly computed except that the Fund's net asset value is substituted for the corresponding market value.

     The ratios of expenses to average net assets and net investment income to average net assets for all periods presented do not reflect the effect of dividends paid to Preferred Stockholders.


                                                                            YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                           1995         1994         1993         1992         1991
                                                          ------       ------       ------       ------       ------
Net asset value, beginning of year .................      $11.54       $13.14       $12.45       $11.95       $11.15
                                                          ------       ------       ------       ------       -------
Net investment income ..............................        1.03         1.05         1.05         1.09         1.10
Net realized and unrealized
 investment gain (loss) ............................        1.11        (1.61)        0.85         0.45         0.81
                                                          ------       ------       ------       ------       ------
Increase (decrease) from investment
  operations .......................................        2.14        (0.56)        1.90         1.54         1.91
Dividends paid on Preferred Stock ..................       (0.23)       (0.17)       (0.15)       (0.18)       (0.27)
Dividends paid on Common Stock .....................       (0.84)       (0.84)       (0.84)       (0.84)       (0.84)
Net realized gain paid on Common Stock .............       (0.10)       (0.03)       (0.22)       (0.02)        --
                                                          ------       ------       ------       ------       ------
Net increase (decrease) in net
  asset value ......................................        0.97        (1.60)        0.69         0.50         0.80
                                                          ------       ------       ------       ------       ------
Net asset value, end of year .......................      $12.51       $11.54       $13.14       $12.45       $11.95
                                                          ======       ======       ======       ======       ======

Market value, end of year ..........................      $12.50       $10.50       $13.00       $12.75       $12.25
                                                          ======       ======       ======       ======       ======
TOTAL INVESTMENT RETURN:
        Based upon market value ....................      28.58%     (13.05)%       10.55%       11.67%       17.10%
        Based upon net asset value .................      17.09%      (5.46)%       14.44        11.78%       15.25%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .....................       0.91%        0.90%        0.92%        0.90%        0.90%
Net investment income to average
  net assets .......................................       5.74%        5.84%        5.58%        6.06%        6.33%
Portfolio turnover .................................      13.37%       10.74%       15.83%        3.90%        7.36%
Net investment assets, end of year
(000's omitted):
        For Common Stock ...........................    $162,953     $150,100     $170,645     $160,844     $153,501
        For Preferred Stock ........................      75,000       75,000       75,000       75,000       75,000
                                                        --------     --------     --------     --------     --------
Total net investment assets ........................    $237,953     $225,100     $245,645     $235,844     $228,501
                                                        ========     ========     ========     ========     ========

----------
See notes to financial statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN SELECT MUNICIPAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Select Municipal Fund, Inc. as of December 31, 1995, the related statements of operations for the year then ended and of changes in net investment assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Select Municipal Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
February 2, 1996

DIVIDEND INVESTMENT PLAN

The Dividend Investment Plan (the "Plan") is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. ("Seligman Data"), 100 Park Avenue, New York, New York 10017. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized by unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such Stockholder would be entitled by the greater of the net asset value per share on such date of 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

     Purchases will be made by the Fund from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder's account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended December 31, 1995, the Fund purchased 88,200 shares in the open market for dividend and gain investment purposes.

     Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee's name and held for the account of beneficial owners who are participating in such Plan by delivering shares on behalf of such holder to such nominee's account at Depository Trust Company ("DTC"). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

     A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder's name and address as they appear on the account registration or in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

     Seligman Data will maintain all Common Stockholders' account in the Plan not held by DTC, and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder's proxy will include those shares purchased or received pursuant to the Plan.

     The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Stockholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

     The Fund  reserves the right to amend or  terminate  the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

     The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended December 31, 1995.

BOARD OF DIRECTORS

FRED E. BROWN
Director and Consultant,
  J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, USLIFE Corporation

ALICE S. ILCHMAN 3
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Director, NYNEX
Chairman, The Rockefeller Foundation

FRANK A. MCPHERSON 2
Chairman and CEO, Kerr-McGee Corporation
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

JOHN E. MEROW
Partner, Sullivan & Cromwell, Law Firm
Director, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
Director or Trustee,
  Various Organizations

WILLIAM C. MORRIS 1
Chairman
Chairman of the Board and President,
  J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

JAMES C. PITNEY 3
Partner, Pitney, Hardin, Kipp & Szuch, Law Firm
Director, Public Service Enterprise Group

JAMES Q. RIORDAN 3
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

RONALD T. SCHROEDER 1
Managing Director,
  J. & W. Seligman & Co. Incorporated

ROBERT L. SHAFER 3
Vice President, Pfizer Inc.
Director, USLIFE Corporation

JAMES N. WHITSON 2
Executive Vice President and Director,
  Sammons Enterprises, Inc.
Director, C-SPAN
Director, Red Man Pipe and Supply Company

Brian T. Zino 1
Managing Director,
  J. & W. Seligman & Co. Incorporated


----------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
Chairman

THOMAS G. MOLES
President

EILEEN A. COMERFORD
Vice President

AUDREY G. KUCHTYAK
Vice President

LAWRENCE P. VOGEl
Vice President

THOMAS G. ROSE
Treasurer

FRANK J. NASTA
Secretary
-------------------------------------
MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 874-1092 STOCKHOLDER SERVICES
(800) 622-4597 24-HOUR AUTOMATED
               TELEPHONE ACCESS
               SERVICE

             Seligman
              Select
             Municipal
            Fund, Inc.












             [LOGO]

          Annual Report
        December 31, 1995

Seligman Select Municipal Fund, Inc.
           Managed by


             [LOGO]


       J. & W. Seligman & Co.
          INCORPORATED
  Investment Managers and Advisors
        ESTABLISHED 1864
100 Park Avenue, New York, NY 10017


Photo: Courtesy Michigan Travel Bureau

CESEL2 12/95